Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

Signed merger agreement

On February 19, 2020, the Company and Forte Biosciences, Inc. (“Forte”) signed an Agreement and Plan of Merger and Reorganization (“Merger Agreement”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by the Company’s stockholders, a wholly-owned subsidiary of the Company will be merged with and into Forte, with Forte surviving the Merger as a wholly-owned subsidiary of the Company.

The proposed Merger is structured as a stock-for-stock transaction whereby all of Forte's outstanding shares of common stock and securities convertible into or exercisable for Forte’s common stock will be converted into the right to receive Tocagen common stock and securities convertible into or exercisable for Tocagen common stock. Under the exchange ratio formula in the Merger Agreement, the former Forte equityholders immediately before the Merger are expected to own approximately 74.5% of the outstanding capital stock of Tocagen, and the equityholders of Tocagen immediately before the Merger are expected to own approximately 25.5% of the outstanding capital stock of Tocagen, on a fully diluted basis using the treasury stock method subject to certain assumptions. We anticipate that the Merger will close in the second quarter of 2020.

Additional restructuring

The Company further reduced its workforce in 2020 as a result of the proposed Merger. The Company expects that it will incur personnel-related restructuring charges of approximately $3.0 million for employee severance and other related termination benefits. Severance payments are expected to be paid in full in the first half 2020. The estimates of costs that the Company expects to incur and the timing of payments thereof are subject to a number of assumptions and actual results may differ.